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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2003

                          FIRST SENTINEL BANCORP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                       000-23809              22-3566151
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)


                          1000 WOODBRIDGE CENTER DRIVE
                             WOODBRIDGE, NEW JERSEY
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      07095
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                                   (ZIP CODE)

                                 (732) 726-9700
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEMS 1 THROUGH 6, 8, AND 10 - 12.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(A)      NOT APPLICABLE
(B)      NOT APPLICABLE
(C)      EXHIBITS

  The following exhibits are filed as part of this Report:

    EXHIBIT NO.                 DESCRIPTION
    -----------                 -----------

    99.1 Text of the Power Point slides used during the "State of the Business and Affairs of the Company" report made to stockholders of First Sentinel Bancorp, Inc. at its Annual Meeting of Stockholders on April 28, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         On April 28, 2003, First Sentinel Bancorp, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, a financial presentation regarding the state of the Company was provided. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1.

         THE INFORMATION PROVIDED PURSUANT HERETO SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS FORM 8-K INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST SENTINEL BANCORP, INC.



                                       By: /s/ Christopher Martin
                                           -------------------------------------
                                           Christopher Martin
                                           President and Chief Executive Officer

DATE:  April 28, 2003



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                           EXHIBIT INDEX

    EXHIBIT NO.                 DESCRIPTION
    -----------                 -----------

    99.1 Text of the Power Point slides used during the "State of the Business and Affairs of the Company" report made to stockholders of First Sentinel Bancorp, Inc. at its Annual Meeting of Stockholders on April 28, 2003.